UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23217

City National Rochdale Select Strategies Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Michael Lukaj

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: January 31, 2018

Date of reporting period: January 31, 2018

Item 1. Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

2018 ANNUAL REPORT

JANUARY 31, 2018

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Select Strategies Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Select Strategies Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Select Strategies Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Select Strategies Fund Annual Report

2	Letter to Our Shareholders
3	Investment Adviser’s Report
5	Fund Overview
6	Schedule of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Statement of Cash Flows
13	Financial Highlights
14	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Trustees and Officers
27	Notice to Shareholders
28	Disclosure of Fund Expenses

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing will be available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 1

letter to our shareholders (Unaudited)
January 31, 2018

Dear Shareholders,

This report covers the 6 months since inception January 31, 2018. 2017 was, in many ways, an unprecedented year for the Insurance-Linked Securities (“ILS”) market. The summer and fall brought significant stress to the market with a number of large catastrophic events. The unrelenting barrage of these events led to increased volatility and large price swings in the Fund.

Global Insured losses from catastrophes in 2017 are estimated to be $136bn, the third highest ever. The significant majority of these insured losses (as well as losses to the Fund) were caused by hurricane activity in the Atlantic. While these Atlantic hurricanes were bigger impacts on the Fund – wildfires and thunderstorms added to losses in the U.S., while earthquakes in Mexico, Cyclones in Australia, and a European freeze rounded out a year of prodigious weather.

Hurricane Harvey made landfall near Rockport, Texas, on August 25. Harvey was classified as a Category 3 storm, and severe wind damage from the storm was largely contained to the area around its initial landfall. Interaction with two high pressure systems caused Harvey to stall over Texas for days. Houston experienced unprecedented levels of rainfall, with some locations recording 51 inches, breaking continental U.S. records. With damage caused mostly by flooding rather than wind damage, and despite very large estimated economic and insured losses, the impact on ILS markets from Harvey was limited. Based on Property Claim Services Index reported total insured losses of $15.9bn, the Fund marked down some positions.

Hurricane Irma followed closely behind Harvey, making landfall on September 10 in Cudjoe Key, Florida. Before reaching the continental U.S., Irma (which ended up as the Atlantic’s second-most intense storm ever) had already caused significant damage to the Caribbean (but, with no effect to the Fund). A few days before U.S. landfall, forecasts suggested Irma’s track could be the worst-case scenario for South Florida, with Miami in severe danger and category 4 or 5 winds likely. As the event unfolded, the forecasted tracks shifted westward and Irma did not fully recover strength after interacting with Cuba. A full discount was applied to all contracts that were exposed to damage as a result of Hurricane Irma (15 contracts, roughly 20% of the portfolio). In December 2017, with PCS reporting total insured losses of $10.2bn (lower than initial projections), 12 of those 15 impaired contracts were reinstituted – resulting in a rather large “mark-up” and putting in place the Fund’s -3.90% performance for the year. During this time period, investment activity was suspended.

We believe current market activity has created a dynamic set of opportunities for the Fund. Looking forward to 2018, as anticipated, losses generated in 2017 drove premium rate increases across the reinsurance market. In keeping with reinsurance tradition, January 1st remains a primary renewal period for the industry with a majority of reinsurance contracts, global property, and specialty contracts placed during the period. However, unlike recent years, customers, underwriters, and brokers alike approached the renewal period with both excitement and uncertainty. Reinsurers who paid claims in 2017 aggressively pushed for higher rates and better terms and conditions on their renewing portfolios. Favorable market conditions extended to new and renewal business alike. Loss affected contracts saw significant premium rate increases as counterparties looked to make up for losses incurred in 2017. Similarly, contracts that did not incur losses last year were also bound at higher premium rates, although to a lesser degree. We are excited for the potential opportunity to further capitalize on market dynamics in an effort to source attractive opportunities for our shareholders in the coming months. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 2

investment adviser’s report (Unaudited)
January 31, 2018
City National Rochdale Select Strategies Fund

Select Strategies Fund – CNRLX

From the period of launch (July 27, 2017) through the end of Q4 2017, the Fund posted a return of -3.90%, underperforming the Global Cat Bond focused Swiss Re Cat Bond Index -0.70%. The driving force of the Fund’s negative performance can be attributed towards the Fund’s exposure to contracts that were impaired by the events of Hurricanes Harvey and Irma. In Q4, with more information made available on the extent of the damage inflicted by these events, the Fund was able to confidently discount those contracts that were impaired and reinstate those that were unaffected – resulting in a significant rebound in the Q3 valuation for Q4. To shed some perspective on the volatility that the Fund experienced during this period, 2017 was a historic year for the global reinsurance industry (the second costliest period since 1900). Insured losses in 2017 were 163% higher than the average over the past 16 years, highlighting the rarity of the past year’s weather disasters. With that said, the losses seen in 2017 may have created attractive investment opportunities for the Fund – driving premium rate increases across the reinsurance market and tighter terms and conditions for reinsurers at January 1st renewals.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Swiss Re Cat Bond Index is a suite of indices designed to reflect the returns of the catastrophe bond market.

Investing involves risk including loss of principal. As with any investment strategy, there is no guarantee that investment objectives will be met and investors may lose money. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer’s obligations. The Fund is non-diversified.

Alternative investments are speculative, entail substantial risks, offer limited or no liquidity and are not suitable for all investors. The Fund is an interval fund, which is a type of closed-end fund with shares that do not trade on the secondary market. Instead the fund periodically offers to buy back a percentage of outstanding shares at net asset value (NAV).

The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset value. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain.

The principal risk of an investment in insurance and reinsurance instruments is that a triggering event will occur and the Fund will lose all or a significant portion of the accrued interest and/or principal it has invested in the security and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio, the Fund could suffer substantial losses. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 3

investment adviser’s report (Unaudited)
January 31, 2018
City National Rochdale Select Strategies Fund (continued)

The size of the insurance-linked securities market may change over time, which may limit the availability of ILS for investment. The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of liquid secondary market or human error.

Concentrating assets in a particular industry, sector of the economy, or markets can increase volatility because the investment will be more susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector compared with a more broadly diversified asset allocation.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 4

fund overview (Unaudited)
January 31, 2018
City National Rochdale Select Strategies Fund

The Fund seeks to provide total return consisting of income and capital appreciation.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Select Strategies Fund, Class 1, versus the Swiss Re Catastrophe Bond Total Return Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	Cumulative Inception to Date
Class 1(1)	CNRLX	-3.90%
Swiss Re Catastrophe Bond Total Return Index	n/a	-0.70%

(1)	Commenced operations on July 27, 2017.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 5

schedule of investments
January 31, 2018
City National Rochdale Select Strategies Fund

Description	Face Amount (000)	Value (000)
Structured Investments Equity Linked Notes – Iris Reinsurance, Ltd. [87.1%]
Earthquake [3.8%]
Delancey Segregated Account, expires 12/31/2018	$1,292	$1,301

Efficiency [36.0%]
Broadway Segregated Account, expires 1/8/2022(A)	6,438	5,752
Hollywood Segregated Account, expires 4/20/2021(A)	6,783	6,562

Total Efficiency		12,314

Frequency [12.0%]
Atlantic Segregated Account, expires 12/31/2018	1,254	1,294
Jay Segregated Account, expires 12/31/2018	310	4
Ocean Segregated Account, expires 12/31/2018	1,088	1,149
Park Segregated Account, expires 12/31/2018	1,172	1,240
Sunset Segregated Account, expires 12/31/2018	431	426

Total Frequency		4,113

Multi Peril [9.2%]
Carmelia Segregated Account, expires 12/31/2018	1,275	1,307
Nassau Segregated Account, expires 5/31/2018	1,104	1,183
Venice Segregated Account, expires 7/31/2018	616	648

Total Multi Peril		3,138

Non-Florida [3.8%]
Lexington Segregated Account, expires 5/31/2018	1,228	1,298

Opportunistic [4.0%]
Elevado Segregated Account, expires 12/31/2018(A)	1,208	888
Trinity Segregated Account, expires 12/31/2018	444	479

Total Opportunistic		1,367

Wind [18.3%]
Fulton Segregated Account, expires 12/31/2018	824	862
Glendale Segregated Account, expires 12/31/2018	1,255	1,296
King Segregated Account, expires 12/31/2018	1,273	1,307
Madison Segregated Account, expires 12/31/2018	1,042	1,078
Rodeo Segregated Account, expires 12/31/2018	431	433
Wilshire Segregated Account, expires 12/31/2018	1,204	1,277

Total Wind		6,253

Total Investments [87.1%]
(Cost $30,672)		$29,784

Percentages are based on Net Assets of $34,189 (000).

(A) Level 3 security in accordance with fair value hierarchy.

As of January 31, 2018, structured investments in equity linked notes with a fair value of $16,582 (000) are valued using the Special Purpose Entities Net Asset Value (NAV) as a practical expedient and are not required to be classified in the fair value hierarchy. Equity linked notes with a fair value of $13,202 (000), were valued using the Special Purpose Entities NAV adjusted for industry loss data provided by independent third-party assessor applied to certain contracts within the Special Purpose Entities that were impacted by aforementioned data and were considered Level 3, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Equity Linked Notes

Beginning balance as of July 27, 2017	$—
Transfers into Level 3	13,202
Net purchases	—
Net sales	—
Realized loss	—
Change in unrealized appreciation (depreciation)	—
Ending balance as of January 31, 2018	$13,202
Net change in unrealized appreciation (depreciation) attributable to level 3 securities held at January 31, 2018	$(1,228)

For the period ended January 31, 2018, assets with a fair value of $13,202 (000) were transferred into Level 3 from assets valued using the practical expedient. There were no other transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at fair value determined at period end.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly lower Fadi value measurement. As of January 31, 2018, there were no Level 3 securities valued using unobservable inputs determined by management.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 6

schedule of investments
January 31, 2018
City National Rochdale Select Strategies Fund (continued)

A summary of the Segregated Accounts that the Fund holds in the Iris Reinsurance, Ltd. Portfolio are summarized as follows:

Description	Status	Maturity Range	Market Value of Iris Reinsurance, Ltd. (000)*
Earthquake
Delancey			33,773
United States
3 Contracts	Live	8/2018 - 12/2018
3 Contracts	Matured	8/2017 - 12/2017

Efficiency
Broadway			137,413
North America, Europe, Australia, Japan
18 Contracts (6 cat bonds)	Live	3/2018 - 1/2022
North America, Europe, Japan
11 Contracts (1 cat bond)	Matured	12/2017
United States - Texas, Florida
4 Contracts	Triggered	12/2017
Hollywood			171,299
North America, Europe, Australia
17 Contracts (6 cat conds)	Live	3/2018 - 4/2021
North America, Europe, Japan
12 Contracts (1 cat bond)	Matured	11/2017 - 1/2018
United States - Texas, Florida
3 Contracts	Triggered	12/2017

Frequency
Atlantic			33,579
United States
2 Contracts	Live	12/2018
1 Contract	Matured	12/2017
Jay			372
United States
1 Contract	Triggered	4/2018
Ocean			23,769
North America
3 Contracts	Live	5/2018 - 12/2018
2 Contracts	Matured	9/2017 - 12/2017
Park			28,442
North America
4 Contracts	Live	6/2018 - 12/2018
United States
1 Contract	Matured	12/2017
Sunset			10,987
N/A
0 Contracts	Live	N/A

Multi Peril
Carmelia			33,933
United States, Japan, Europe, Australia, New Zealand
2 Contracts	Live	12/2018
2 Contracts	Matured	12/2017
Nassau			24,460
United States
2 Contracts	Live	2/2018 - 5/2018
1 Contract	Matured	12/2017
Venice			16,742
United States
1 Contract	Live	7/2018

Non-Florida
Lexington			33,501
United States
1 Contract	Live	5/2018
United States, Japan
1 Contract	Matured	12/2017

Opportunistic
Elevado			25,552
United States
1 Contract	Live	12/2018
2 Contracts	Matured	12/2017
United States - Florida
1 Contract	Triggered	12/2017
Trinitiy			12,507
United States
1 Contract	Live	12/2018
1 Contract	Matured	12/2017

Wind
Fulton			22,425
United States
1 Contract	Live	12/2018
United States - Florida
2 Contracts	Matured	12/2017

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 7

schedule of investments
January 31, 2018
City National Rochdale Select Strategies Fund (concluded)

Description	Status	Maturity Range	Market Value of Iris Reinsurance, Ltd. (000)*
Glendale			33,617
United States
1 Contract	Live	12/2018
2 Contracts	Matured	12/2017
King			28,750
United States
2 Contracts	Live	6/2018 - 12/2018
1 Contract	Matured	12/2017
Madison			27,965
United States
2 Contracts	Matured	12/2017
Rodeo			11,190
United States, Japan, Europe
1 Contract	Live	12/2018
Wilshire			33,464
United States
2 Contracts	Matured	12/2017

Disclosures

*	During the period from July 27, 2017 - January 31, 2018, the fund owned between 2.1% and 4.1% of the assets represented in the Iris Reinsurance, Ltd. portfolio

Earthquake — Predominately exposed to damage incurred by earthquakes in the United States

Efficiency — Investments in ILWs and Cat Bonds with exposure to All Natural Perils (including Wind and Earthquake) in North America, Europe, and Australia

Frequency — Exposure to contracts that are triggered by multiple events (All Natural Perils) or loss windows in the United States and Canada

Live — Contract is currently in force

Matured —Contract was in force until agreed upon termination date

Multi Peril — Exposure to contracts with multiple perils (including Wind and Earthquake) in the US, Japan, Europe, Australia, and New Zealand

Non-Florida — Exposure to Wind contracts in the US (VA-ME) and Earthquake contracts in Japan

Opportunistic — Exposure to ANP, Wind, and Earthquake contracts in the United States

Triggered — Contract was impaired and removed from cell before maturity

Wind — Predominately exposed to damage incurred by wind in the US, Japan, and Europe

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 8

statement of assets and liabilities (000)
January 31, 2018

City National Rochdale Select Strategies Fund
ASSETS:
Cost of securities	$30,672
Investments in securities, at fair value	$29,784
Cash	4,617
Receivable for capital shares sold	109
Receivable from Investment Adviser	49
Prepaid expenses	1
Total Assets	34,560

LIABILITIES:
Payable for Trustee fees	20
Offering costs payable	141
Shareholder servicing fees payable	7
Administrative fees payable	11
Accrued expenses	192
Total Liabilities	371
Net Assets	$34,189

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$35,077
Net unrealized depreciation on Investments	(888)
Net Assets	$34,189

Class 1
Net Assets ($Dollars)	$34,189,491
Total shares outstanding at end of period	3,557,911
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$9.61

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 9

statement of operations (000)
For the period from July 27, 2017 (commencement of operations) through January 31, 2018

City National Rochdale Select Strategies Fund*
INVESTMENT INCOME:	$—

EXPENSES:
Investment Advisory Fees	56
Shareholder Servicing Fees - Class 1	28
Administration Fees	64
Trustees’ Fees	20
Professional Fees	150
Custody Fees	4
Printing Fees	6
Insurance and Other Expenses	53
Offering costs (Note 2)	165
Total Expenses	546
Less, Waivers and/or Reimbursements of:
Investment Advisory Fees	(56)
Reimbursement from Investment Advisor	(378)
Net Expenses	112

Net Investment Loss	(112)
Net Change in Unrealized Depreciation on Investments	(888)
Net Decrease in Net Assets Resulting from Operations	$(1,000)

*	Fund commenced operations on July 27, 2017.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 10

statement of changes in net assets (000)
For the period from July 27, 2017 (commencement of operations) through January 31, 2018

City National Rochdale Select Strategies Fund*
2018
OPERATIONS:
Net Investment loss	$(112)
Net Change in Unrealized Depreciation on Investments	(888)
Net Decrease in Net Assets Resulting from Operations	(1,000)

CAPITAL SHARE TRANSACTIONS:
Shares Issued	35,149
Shares Redeemed	(60)
Net Increase in Net Assets from Share Transactions	35,089
Total Increase in Net Assets	34,089

NET ASSETS:
Beginning of Period	100
End of Period	$34,189
Undistributed Net Investment Income	$—

capital shares issued and redeemed:
Shares Issued	3,564
Shares Redeemed	(6)
Net Share Transactions	3,558

*	Fund commenced operations on July 27, 2017.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 11

statement of cash flows (000)
For the period from July 27, 2017 (commencement of operations) through January 31, 2018

City National Rochdale Select Strategies Fund*
Cash Flows from Operating Activities:
Net Decrease in Net Assets Resulting from Operations	$(1,000)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash used in Operating Activities:
Purchases of Investments	(30,672)
Net Change in Unrealized Depreciation on Investments	888
Increase in Prepaid Expenses	(1)
Decrease in Receivable from Investment Adviser	229
Increase in Offering Costs Payable	141
Increase in Administrative Fees Payable	11
Decrease in Organizational Fees Payable	(278)
Increase in Shareholder Servicing Fees Payable	7
Increase in Trustee's Fees Payable	20
Increase in Other Accrued Expenses	192
Net Cash (Used in) Operating Activities	(30,463)

Cash Flows From Financing Activities
Proceeds from Capital Shares Issued	35,040
Cost of Capital Shares Redeemed	(60)
Net Cash Provided by Financing Activities	34,980
Net Change in Cash	4,517
Cash at beginning of period	100
Cash at end of period	$4,617

*	Fund commenced operations on July 27, 2017.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 12

financial highlights
For a Share Outstanding Throughout the Period For the period ended January 31,

		Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers)(1)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Portfolio Turnover Rate
City National Rochdale Select Strategies Fund
Class 1
2018	*	$10.00	$(0.05)	$(0.34)	$(0.39)	$9.61	(3.90%)	$34,189	1.00%	4.89%	(1.00%)	0.00%

*	The Fund commenced operations on July 27, 2017.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers. The impact of the recovered fees may cause a higher net expense ratio.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 13

notes to financial statements
January 31, 2018

1.	ORGANIZATION:

City National Rochdale Select Strategies Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and was organized on December 1, 2016. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on July 27, 2017. The Fund’s investment adviser, City National Rochdale, LLC, a wholly-owned subsidiary of City National Bank, (the “Adviser”), is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to provide total return consisting of income and capital appreciation. The Fund seeks to achieve its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The Fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (also known as event-linked bonds). Under normal circumstances, the Fund will invest primarily in instruments designed to provide exposure to ILWs and/or catastrophe bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

ILWs are short-term reinsurance contracts whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are privately negotiated instruments that typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan. The Investment Manager expects that the majority of the ILW contracts to which the Fund will have exposure to will have durations of 6 to 12 months, although the ultimate disposition of the investments or the realization of proceeds therefrom, if any, may occur over longer durations. The Investment Manager will ensure that the substantial majority of its ILW transactions will be fully collateralized by the third-party counterparties to seek to minimize counterparty risk. In a typical ILW transaction, the counterparty will contribute an agreed-upon premium to an independently administered collateral trust at the commencement of the contract and the Fund will contribute funds, directly or indirectly, to such collateral trust in respect of an agreed-upon limit of coverage. If, within the contract’s duration the insured loss event does not occur in a specified magnitude and within pre-determined durations, as determined by an agreed-upon, independent, third-party assessor, all amounts placed in the collateral trust will be released to the Fund. If the insured event does occur, all of the amounts placed in the collateral trust will be released to the counterparty. Due to the time required to determine triggering events, in some cases, it may take a significant period of time for the underlying transaction to be completed and funds appropriately released.

Cat Bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors. They are often structured as floating rate bonds whose principal is lost if specified trigger conditions are met. If triggered the principal is paid to the sponsor. Cat Bonds, like ILWs, are generally exposed to what are believed to be relatively low probability, large-scale natural catastrophe events in the United States, Japan, Europe and elsewhere. Cat Bonds may be structured as derivatives that are triggered by amounts actually lost by the protected counterparty, modeled losses (determined pursuant to predetermined algorithms or models), losses incurred by a specified industry, one or more event parameters or combinations of the foregoing. Certain Cat Bonds may cover the risk that multiple loss events will occur. The Investment Manager expects that the majority of the Fund’s investments in Cat Bonds will also be held in collateral trust accounts in conjunction with the formal bond offering. The Investment Manager also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

The Fund gains a significant amount of its exposure to ILWs, and potential limited exposure to catastrophe bonds, indirectly through Structured Investments in the form of equity-linked notes issued by Special Purpose Entities (specifically, separate accounts) of Iris Reinsurance Ltd., a Bermuda Class 3 insurer registered under the Segregated Accounts Companies Act 2000 of Bermuda as a segregated accounts company (“Iris Re”). The Fund invests approximately 80% of its assets, on average over time, in Special Purpose Entities of Iris Re. The Fund will not invest more than 25% of its assets in any one such Special Purpose Entity.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 14

The Fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”) that invest in insurance- or reinsurance-related securities.

In addition to the above, the Fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost, if the Fund’s Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Market quotations are not readily available for equity-linked notes (the “ELNs”) held by the Fund issued by certain segregated accounts (“Segregated Accounts”) of Iris Re.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Adviser. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Generally, the fair value of the ELN’s are priced in relation to the Fund’s proportional ownership in the Segregated Account’s net asset value, which is periodically determined by the administrator of the Segregated Accounts and represents the amount that the Fund reasonably expects to receive if the Fund’s interests were redeemed at the date of valuation. However, the Fund’s ability to redeem its interest in the Segregated Accounts will be restricted by the release of ILW collateral, which may extend up to 36 months and the liquidity of the Cat Bonds. When the ELNs are not priced by the administrator, the daily price of the ELNs used to determine the Fund’s net asset value is determined based on the Fair Value Procedures and the fair valuation methodology generally described below. The fair valuation methodology ties the price of the ELNs issued in respect of each Segregated Account to the valuation of the preferred sharing interests issued in respect of that Segregated Account, adjusted to take into account the fees and expenses of that Segregated Account assessable only to the holder of the ELNs.

The return on the ELNs issued in respect of a Segregated Account will equal the economic return that the Fund would have earned by owning preferred sharing interest issued in respect of the Segregated Account equal to the amount of the Fund’s pro rata interest in the total capitalization attributable to the Segregated Account, net of the effect of fees and expenses of that Segregated Account assessable only to the holder of the ELNs. The amount payable on the ELNs issued in respect of a Segregated Account will be increased by any gains and reduced

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 15

notes to financial statements
January 31, 2018

by any losses incurred in that Segregated Account, which gains and/or losses will be shared, pari passu, with the preferred sharing interest issued in respect of that Segregated Account.

To arrive at a daily fair value for each ELN, the Adviser employs a methodology which takes into account the value of each ILW and catastrophe bond held by the issuing Segregated Account, the number of reference units assigned to the ELN, the aggregate number of outstanding units of that Segregated Account, and the fees and expenses of that Segregated Account, including those fees and expenses assessable to the Fund as the holder of the ELN. The valuation of the ILWs is enacted by a premium accrual methodology. The accrual pattern varies for each region and type of insured event. Each ILW is modeled within a third-party catastrophe modeling software to determine the accrual rate. The software provides a daily resolution for each contract (% of risk per day). When ILW’s are “triggered”, the investment manager applies a loss provision to the contract based on loss data obtained from an independent third-party assessor. There is a secondary market for trading Cat Bonds, which are valued by broker supplied valuations or by reference to the value of other securities with similar characteristics.

In accordance with U.S. GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

When investments in ELN’s are recorded at fair value, using the Segregated Accounts, respective net asset values as a practical expedient, they are not required to be categorized in the fair value hierarchy.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the effective interest method over the holding period of a security.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.

Cash and Cash Equivalents – The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation.

Income Taxes – The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

Organizational and Offering Costs – Organization costs have been expensed as incurred in accordance with U.S. GAAP. Offering costs, consisting of the initial prospectus and registration of the Fund, will be paid by the Fund and amortized over the first 12 months of operations. As of January 31, 2018, the remaining amount still to be amortized for the Fund was $140,834.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 16

3.	AGREEMENTS:

Investment Advisory Agreement

The Fund will pay to the Adviser a monthly fee at the annual rate of 0.50%. The management fee (“Management Fee”) will be applied to the Fund’s NAV (before repurchase of any shares pursuant to a periodic repurchase offer). The Management Fee will be accrued at least weekly and paid monthly, in arrears.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses in order to keep the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00% of the Fund’s average net assets. This reimbursement agreement shall remain in effect until at least one year from the date of the Fund’s prospectus, and will automatically renew for an additional one-year period unless sooner terminated by the Fund or the Board upon sixty (60) days’ written notice to the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. As of January 31, 2018, the amount subject to recapture by the Adviser is $269 (000) expiring in 2021.

Administrator, Custodian and Transfer Agent

The Fund and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and accounting services and receives an annual fee based on the aggregate average daily net assets (“Assets”) of the Fund, subject to a minimum annual fee.

U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) is the principal distributor of shares of the Fund. The Distributor may enter into selected dealer agreements with other selling agents or sub-distributors for the sale and distribution of Fund shares.

Certain officers of the Fund are also officers or employees of City National Rochdale, LLC or the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the period ended January 31, 2018, were as follows for the Fund:

	Purchases		Sales and Maturities
Fund	ELN (000)	Other (000)	ELN (000)	Other (000)
Select Strategies Fund	$30,672	$—	$—	$—

The Fund may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

5.	SHARE CAPITAL:

The Fund was initially capitalized on May 31, 2017 through the sale of 10,000 common shares for $100 (000) ($10.00 per share).

The Fund is open to investors and accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. For two years from July 27, 2017, shares of the Fund will be available only to clients of (a) the Adviser, (b) the Adviser’s advisory partners, and (c) the Adviser’s advisory affiliates. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s first repurchase offer for $60 (000) ocurred on December 13, 2017.

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares, subject to

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 17

notes to financial statements
January 31, 2018

approval of the Board. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

The Adviser reserves the right to suspend share orders and redemptions during times of large estimated economic and insurance losses.

6.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP.

Accordingly, the following permanent differences, primarily attributable to Net operating loss and was reclassified to/from the following accounts as of January 31, 2018:

	Increase (Decrease) Undistributed Net Investments Income (Loss) (000)	Increase (Decrease) Paid-In Capital (000)
Select Strategies Fund	$112	$(112)

The tax character of dividends and distributions declared during the period ended January 31, 2018, unless otherwise indicated, were as follows:

Fund	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Select Strategies Fund	$—	$—	$—

As of January 31, 2018, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000):

City National Rochdale Select Strategies Fund
Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	—
Post-October Losses	—
Unrealized Appreciation/(Depreciation)	(888)
Other Temporary Differences	—
Total Distributibal Earnings (Accumulated Losses)	$(888)

During the period ended January 31, 2018, the Fund had no capital loss carryforwards available to offset capital gains.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of January 31, 2018, for the Fund were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Select Strategies Fund	$30,672	$651	$(1,539)	$(888)

7.	RISKS

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund invests predominantly in ILWs and catastrophe bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

No Operating History – The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund has no operating history.

Insurance and Reinsurance Investments Risk – The principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 18

substantial losses. A significant portion of the Fund’s assets will have exposure to ILWs and catastrophe bonds tied to natural events and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The Fund is subject to the principal risks described below, whether through the Fund’s (i) direct investments, (ii) indirect investment through one or more Special Purpose Entities, or (iii) other investments.

Risks of Investing in Structured Reinsurance Investments – Structured Investments, such as equity-linked notes and preferred shares, are subject to the same risks as the underlying ILWs and/or catastrophe bonds, as applicable.

The Fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or catastrophe bonds. Should the price of the underlying ILWs and/or catastrophe bonds move in an unexpected manner, or should the structure of the Structured Investment respond to market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

Risks of Investing in Industry Loss Warranties – ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs have historically been rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to Swaps Risk. Generally, there will be no readily available market for ILWs. ILWs will be considered illiquid securities by the Fund.

Risks of Investing in Catastrophe Bonds – Catastrophe bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a catastrophe bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, catastrophe bonds may expose the Fund to certain non-principal risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Reinsurance Market and Reinvestment Risk – The size of the reinsurance market may change over time, which may limit the availability of ILWs, catastrophe bonds and Structured Investments for investment by the Fund. The original issuance of ILWs, catastrophe bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, catastrophe bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, catastrophe bonds and Structured Investments held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available.

Illiquidity and restricted securities risk – To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those securities deemed to be liquid. There can be no assurance that a liquid market for the

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 19

notes to financial statements
January 31, 2018

Fund’s investments will be maintained. At any given time, the Fund’s portfolio may be substantially illiquid. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Risks of Investing in Special Purpose Entities of Iris Re – Iris Re is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect Iris Re’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds.

Focused Investing Risk – At any given time, it is expected that the Fund’s investments or portfolio risks will be focused on particular types of reinsurance investments, on a limited group of available perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the Fund to losses disproportionate to other comparable funds.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Tax Risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the Fund’s gross income each taxable year must consist of qualifying income, the Fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the Fund must meet certain distribution requirements for each taxable year. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

If the Fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns.

The Fund will invest a significant portion of its assets in Structured Investments in the form of equity-linked notes issued by Special Purpose Entities. Under proposed Treasury Regulations, it is expected that each of the Special Purpose Entities will be treated as a separate entity for U.S. federal income tax purposes. If a Special Purpose Entity were to instead be treated as a division of a larger entity consisting of multiple Special Purpose Entities, then the Fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the equity-linked notes will be treated as non-voting equity interests in the Special Purpose Entities for U.S. federal income tax purposes. If the equity-linked notes were to instead be treated as voting equity investments, the Fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the Special Purpose Entities could be treated as income that is not qualifying income.

Certain of the Fund’s investments (including, potentially, certain ILWs, catastrophe bonds and Structured Investments) may generate income that is not qualifying income. It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Nevertheless, it is possible that certain investments directly or indirectly held by the Fund (including certain ILWs, catastrophe bonds and Structured Investments) may be treated as equity in PFICs for federal income tax purposes. If the Fund directly or indirectly holds any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 20

pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. Under proposed Treasury Regulations, certain income derived by the Fund from a PFIC with respect to which the Fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions of that income to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. Nevertheless, if a sufficient portion of the voting interests in a foreign issuer (including certain issuers of insurance- and reinsurance-related securities) is directly or indirectly held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by the Fund from a CFC would generally constitute qualifying income only to the extent the CFC makes distributions of that income to the Fund. In addition, some fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Repurchase Offers Risk – The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 21

notes to financial statements
January 31, 2018

8.	REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

9.	SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of January 31, 2018, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 22

report of independent registered public accounting firm

To the Shareholders and Board of Trustees
City National Rochdale Select Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of City National Rochdale Select Strategies Fund (the “Fund”) as of January 31, 2018, and the related statements of operations, cash flows, and changes in net assets for the period from July 27, 2017 (commencement of operations) through January 31, 2018, including the related notes, and financial highlights for the period from July 27, 2017 (commencement of operations) through January 31, 2018 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the period from July 27, 2017 (commencement of operations) through January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of January 31, 2018, by correspondence with the administrator of the segregated accounts. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more City National Rochdale, LLC investment companies since 2017.

Boston, MA
March 30, 2018

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 23

trustees and officers (Unaudited)
January 31, 2018

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Trust, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 65	Trustee	Since 2016	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	16	None
Jon C. Hunt City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 66	Trustee	Since 2016	Retired (March 2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to March 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	16

Advisor’s Inner Circle Fund III (February 2014 – present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 - present); Gallery Trust (2016-present)

Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee Chairman	Since 2016 Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	16	Windermere Jupiter Fund, LLC

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 24

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 58	Trustee	Since 2016	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	16	Advisor’s Inner Circle Fund III (2016-present); Winton Series Trust and Winton Diversified Opportunities Fund (2016-present); Gallery Trust (2016-present)
James R. Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	Trustee	Since 2016

Chief Executive Officer of Corinthian Development Company (December 2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				16	None
INTERESTED TRUSTEE
Andrew S. Clare (3) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 71	Trustee	Since 2016	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	16	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2018*
James R. Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale Select Strategies Fund.

(3)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 25

trustees and officers (Unaudited) (Continued)
January 31, 2018

Name Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 60	President and Chief Executive Officer	Since 2016	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 49	Treasurer	Since 2016	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
Julianne Fries City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 55	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2018	Senior Vice President & Chief Compliance Officer for City National Bank Wealth Management Division (May 2012-Present).
Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 39	Vice President and Assistant Secretary	Since 2016	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 35	Vice President and Assistant Treasurer	Since 2016	Group Finance Manager, City National Rochdale (2011-present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008-2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 46	Vice President and Secretary	Since 2016	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 46	Vice President and Assistant Secretary	Since 2016	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 26

notice to shareholders (Unaudited)
January 31, 2018

For shareholders that do not have a January 31, 2018, taxable year end, this notice is for informational purposes only. For shareholders with a January 31, 2018, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For Federal income tax purposes, for the fiscal period ended January 31, 2018, each Fund is designating the following items with regard to distributions paid during the period:

	(A) Long Term Capital Gain Distributions	(B) Ordinary Income Distributions	(C) Total Distributions	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(E) Qualifying Dividend Income (2)	(F) U.S. Government Interest (3)	(G) Interest Related Dividends (4)	(H) Qualified Short-Term Capital Gain Dividends (5)
Select Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A) (B) and (C) are based on the percentage of the Fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of the Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 27

disclosure of fund expenses (Unaudited)
January 31, 2018

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2017, to January 31, 2018).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Annualized Expense Ratios	Expense Paid During Period*
Select Strategies Fund
Actual Fund Return
Class 1	$ 1,000.00	$ 961.00	1.00%	$ 4.94

Hypothetical 5% Return
Class 1	$ 1,000.00	$ 1,020.16	1.00%	$ 5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 28

THANK YOU

for your investment with the City National Rochdale Select Strategies Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Select Strategies Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-AR-002-0100

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees Billed by RSM related to the Fund

RSM billed the Fund aggregate fees for services rendered to the Fund for the last fiscal year as follows:

		For Fiscal Year Ended January 31, 2018
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$70,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A
(c)	Tax Fees	13,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings for the last fiscal year.

(e)(1) Not Applicable

(e)(2)	Percentage of fees that were approved by the audit committee were as follows:

For Fiscal Year Ended January 31, 2018
Audit-Related Fees	N/A
Tax Fees	N/A
All Other Fees	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees billed by RSM for services rendered to the fund, City National Rochdale, LLC (the “Adviser”), and any entity controlling, controlled by, or under common control with CNR that provides ongoing services to the fund for the last fiscal year were $0.

(h)	Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the fund, subject to the Board’s continuing oversight. A conflict of interest may be deemed to occur when the Adviser or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of the fund, which may compromise the Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Adviser is required to submit a report to the Board indicating the nature of the conflict of interest and how it was resolved.

With respect to the fund, the policy of the Adviser on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party. The Adviser has entered into a contract with Glass Lewis & Co. (“Glass Lewis”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from the Adviser, with respect to the fund. Upon receiving Glass Lewis’ recommendations, proxies are voted by the Adviser’s Operations Manager, or his/ her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote. Upon learning of the pending proxy vote, the Proxy Voter accesses Glass Lewis’ website for its recommendations for the pending proxy. If Glass Lewis does not have a recommendation listed, the Proxy Voter contacts Glass Lewis to supply a recommendation on the pending proxy. The Proxy Voter will print Glass Lewis’ recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (designated as “Compliance”). These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence its review and the Proxy Voter will maintain the recommendation and vote in his or her files. In limited circumstances and provided there is no conflict of interest between the Adviser and the fund, the Adviser may decide to vote a proxy in contradiction to the recommendation of Glass Lewis, if the Adviser does not believe Glass Lewis’ recommendation is in the best interests of the client. In the event such a situation arises, the Adviser will prepare a written disclosure to be kept on file detailing the following: facts surrounding the decision to vote contrary to Glass Lewis recommendation, an explanation as to why management believes Glass Lewis’ recommendation is detrimental to the fund’s best interest, and any conflicts of interest that may be presented. Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with Glass Lewis’ recommendation and the actual vote.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Fund Management

Garrett R. D’Alessandro and Thomas H. Ehrlein (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Garrett R. D’Alessandro is the President, Chief Executive Officer and Interim Chief Investment Officer of City National Rochdale. He has over 30 years of experience in the investment industry. He joined the former Rochdale Investment Management (predecessor to City National Rochdale) in 1986. Mr. D’Alessandro received his MBA in Finance from the Stern School of Business at New York University. He holds the Chartered Financial Analyst designation and the Chartered Alternative Investments Analyst designation, and is a member of the New York Society of Security Analysts and the CFA Institute.

Thomas H. Ehrlein joined the former Rochdale Investment Management (predecessor to City National Rochdale) in 2005. He oversees a number of business segments at the firm including investment oversight for all nontraditional investments and the portfolio analytics and modeling processes, and is the Portfolio Manager of the City National Rochdale High Yield Alternative Strategies Fund. Mr. Ehrlein is also a key member of the asset allocation committee at City National Rochdale. He has been in the Investment Management industry since 2000. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his BS in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

(a)(2) Other Accounts Managed by Portfolio Managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of January 31, 2018.

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is PerformanceBased	Assets Managed for which Advisory Fee is PerformanceBased (millions) ($)
Garrett R. D’Alessandro	Registered investment companies	[3]	[3,019]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[103]	[301]	[__]	[__]
Thomas H. Ehrlein	Registered investment companies	[1]	[34]	[__]	[__]
	Other pooled investment vehicles	[__]	[__]	[__]	[__]
	Other accounts	[0]	[0]	[__]	[__]

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. They have concluded that, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Select Strategies Fund

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: April 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer
Date: April 10, 2018

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: April 10, 2018